UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 28, 2003
Date of Report (Date of earliest event reported)

Macrovision Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-22023	77-0156161
(State or other jurisdiction of	(Commission	(I.R.S. employer
Incorporation or organization)	File No.)	Identification number)

2830 De La Cruz Boulevard
Santa Clara, California 95050
(Address of principal executive offices, including zip code)

(408) 743 8600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit	99.1 Press release dated July 28, 2003, reporting financial results for the second quarter ended June 30, 2003.

Exhibit	99.2 Transcript of conference call held on July 28, 2003, discussing financial results for the second quarter ended June 30, 2003.

Item 9. Regulation FD Disclosure.

On July 28, 2003, Macrovision Corporation issued a press release reporting its financial results for the second quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 On July 28, 2003, Macrovision Corporation held a conference call with investors to discuss its financial results for the second quarter ended June 30, 2003. A copy of the transcript of this conference call is attached hereto as Exhibit 99.2. This information is being furnished under both Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition) of Form 8-K and is included under this Item 9 in accordance with SEC Release No. 33-8216. This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2003	Macrovision Corporation (Registrant) By: /s/ William A. Krepick William A. Krepick Chief Executive Officer and President